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                                                               EXHIBIT (10)(rr)
                               AMENDMENT NUMBER 7
                        THE REYNOLDS AND REYNOLDS COMPANY
                               401(k) SAVINGS PLAN

         The Reynolds and Reynolds Company (the "Company") established The Reynolds and Reynolds Company 401(k) Savings Plan (the "Plan") effective as of January 1, 1994. Prior to such time, the Plan was known as The Reynolds and Reynolds Company Tax Deferred Savings and Protection Plan. Thereafter, the Company has successively amended the Plan, the most recent amendment being Amendment Number 6 effective March 1, 1996. The Company desires to further amend the Plan as follows effective January 1, 1997:

1. Article I is amended by the adding a new paragraph after the last paragraph of Section 1.1 which shall read as follows:

         Years of Vesting Service shall be determined in accordance with the following:

                  (i) An Employee or Disabled Employee shall be credited with years of Vesting Service equal to his period of continuous service.

                  (ii) Notwithstanding the provisions of paragraph (i), the following periods of continuous service shall not be included in determining an Employee's or Disabled Employee's years of Vesting Service:

                                    (I)     continuous service completed by the
                                            Employee or the Disabled Employee
                                            prior to a severance date unless (1)
                                            the Employee or the Disabled
                                            Employee has a reemployment
                                            commencement date within the
                                            12-consecutive-month period
                                            following the severance date, (2)
                                            the Employee or the Disabled
                                            Employee has a nonforfeitable right
                                            to any portion of his Separate
                                            Account as of the severance date, or
                                            (3) his reemployment commencement
                                            date is less than the greater of
                                            five years or his period of
                                            continuous service determined as of
                                            the severance date; provided,
                                            however, that solely for purposes of
                                            applying this subparagraph, if a
                                            person is on maternity/paternity
                                            absence beyond the first anniversary
                                            of the first day of such absence,
                                            his severance date shall be the
                                            second anniversary of the first day
                                            of such maternity/paternity absence;
                                            and

                                    II.     continuous service completed by an
                                            Employee or a Disabled Employee
                                            prior to October 1, 1993.

2. Article II is amended by removing the current Section 2.1 and replacing it as follows:

         2.1      Eligibility

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         (a)      Except as provided below in Section 2.1(b), Each Employee who is in an eligible employment classification as set forth in this Section 2.1 shall become an Eligible employee on or as soon as administratively practicable after the first date he is in an eligible employment classification as set forth in this Section 2.1, but in no event later than the first day of the sixth calendar week beginning after the first date he is in an eligible employment classification. An Employee is in an eligible employment classification unless he is:

                           (1) A nonresident alien who receives no earned income from an Employer or a Related Company (within the meaning of Section 911(b) of the Code) that constitutes income from sources within the United Sates (within the meaning of Section 861(a)(3) of the Code);

                           (2) An Employee hired for a specific project of limited duration;

                           (3)      An Employee of a Related Company;

                           (4) An Employee of an Employer at a plant, division, or other business operation to which coverage has not been extended by such Employer;

                           (5)      A leased employee; or

                           (6) A person included in a unit of employees covered by a collective bargaining agreement, except as provided below.

                  As of January 1, 1994, each Eligible Employee who is covered by collective bargaining agreement with one of the following unions are in an eligible employment classification:

                           The Graphic Communications Union, Local No. 754-S, Subordinate to The Graphic Communications International Union;

                           The Graphic Communications International Union, Local 508 OKI, AFL/CIO (Printing Support Unit); and

                           International Union, United Automobile, Aerospace, and Agricultural Implement Workers of America, UAW, and Its Local Union No. 2295

                           Effective as soon as administratively possible following February 11, 1997, The Graphic Communications International Union, Local 199B.

         (b) For purposes of the Non-Elective Employer Discretionary Contribution described in Section 5.7, each Employee who has attained age 20 1/2, has completed six full calendar months of Eligibility Service, and meets the employment classification requirements set forth below, shall be eligible for such contribution as of the next



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                  following Enrollment Date. An Employee or Disabled Employee is
                  in an eligible employment classification unless he is:

                  (1) A nonresident alien who received no earned income from an Employer or a Related Company (within the meaning of Section 911(b) of the Code) that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);

                  (2) A person who is not covered by The Reynolds and Reynolds Flexible Benefits Plan;

                  (3) An Employee hired for a specific project of limited duration;

                  (4) An Employee of a Related Company, or a Disabled Employee who last performed services for a Related Company;

                  (5) An Employee of an Employer at a plant, division, or other business operation to which coverage has not been extended by such Employer;

                  (6) A Disabled Employee who last performed services for an Employer at a plant, division, or other business operation to which coverage has not been extended by such Employer; or

                  (7)      A leased employee.

3. Article V shall be amended by adding Section 5.1(c) which shall read as follows:

         (c) The "Non-Elective Employer Discretionary Contribution" means any Employer Contribution made to the Plan in accordance with the provision of Section 5.7.

4. Article V shall be amended by adding a new Section 5.7 which shall read as follows:

         5.7      Non-Elective Employer Discretionary Contribution

                  The Sponsor, in its capacity as an Employer, may make a contribution to the Plan for the Contribution Period in an amount determined by the Employer. Employer Contributions shall be reduced to the extent that the amount that would be allocated to any Eligible Employee for the Contribution Period exceeds the Section 415 limitations. The amount of any Employer Contribution to the Plan for a Contribution Period shall in no event exceed the amount that would be deductible in the Employer's taxable year that corresponds to such Contribution Period for purposes of federal taxes on income under
         Section 404 of the Code, and all Employer Contributions contributed shall be conditioned upon such deductibility. Each Eligible Employee's allocable share of any contribution made pursuant to this Section shall be credited to the Employer Contributions Sub-Account of such Eligible Employee. A Contribution Period for purposes of this Section shall be each Plan Year.


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5.       Article V shall be amended by adding a new Section 5.8 which shall read as follows:

         5.8      Allocation of Non-Elective Employer Discretionary Contribution

                  Any Employer Contribution made pursuant to Section 5.7 for any Plan Year shall be allocated in equal shares (per capita) among all Eligible Employees.

6. Article V shall be amended by restating Section 5.10 which shall read as follows:

         5.10     Vesting of Employer Contributions

         Employer Contributions shall vest as follows:

                  (a) Except as provided in subsection 5.10(b), a Participant's vested interest in his Employer Contributions Sub-Account shall be at all times 100 percent.

                  (b) A Participant's vested interest in any Non-Elective Employer Discretionary Contribution shall be zero percent until the Participant has completed three Years of Vesting Service at which time his vested interest in such amounts shall be 100 percent. For Participant's hired on or before October 1, 1993, vesting will be determined from October 1, 1993. Otherwise, vesting will be determined from a Participant's date of hire.

7. Article V shall be amended by renumbering the article beginning with the previous Section 5.7 as Section 5.9.

8. Article XX shall be amended by restating Section 20.18 which shall read as follows:

         20.18    Forfeitures

         (a) That portion of a Participant's Sub-Account that is not vested upon the occurrence of his Settlement Date shall be deposed of as follows:

                  (1) If the Participants has no vested interest in his Sub-Account upon the occurrence of his settlement Date or if the Participant receives full payment f his vested interest in his Sub-Account, the non-vested balance remaining in the Participant's Sub-Account will be forfeited and his Separate Account closed as of (i) the date on which the Participant has no vested interest in his Sub-Account, or (ii) in which the full payment occurs provided that such distribution occurs prior to the end of the second Plan year beginning on or after the participant's Settlement Date. Otherwise, the non-vested portion of the Participant's Sub-Account will continue to be held in such Separate Account and will not be forfeited until the end of the five-year period beginning on his Settlement Date.


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         (b)      Forfeitures of contributions made pursuant to Section 5.7
                  shall be applied to offset contributions made to Section 5.7.

         (c) A former Participant who forfeited the non-vested portion of his Sub-Account and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Separate Account in his name, without adjustment for interim gains or losses experienced by the Trust, if:

                           (1) he returns to employment with an Employer or a Related Company before the end of the five-year period beginning on the later of his Settlement Date or the date he received distribution of his vested interest in his Separate Account;

                           (2) he resumes employment covered under the plan before the end of the five-year period beginning on the date he is reemployed; and

                           (3) if he received distribution of his vested interest in his Sub-Account, he repays to the Plan the full amount of such distribution before the end of the five-year period beginning on the date he is reemployed.

                  Funds needed in any Plan year to recredit the separate Account of a Participant with the amounts of prior forfeitures that arise during such Plan Year, and then by way of a separate Employer Contribution, and shall finally be provided from the Trust income earned in such Plan Year.


         IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused Amendment Number 25 to be executed by its duly authorized officer this _____ day of _____________, 199_.


                                        By
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                                        Title
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